American Skandia Trust
For the period ended 6/30/06
File number 811-5186
SUB-ITEM 77D
Policies with respect to Security Investments


AMERICAN SKANDIA TRUST
____________

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
____________

INFORMATION STATEMENT
MARCH 3, 2006
To The Contract Owners:
At meetings of the Board of Trustees of American Skandia Trust
(the Company), on September 13, 2005 and December 1, 2005, the Trustees approved new subadvisory agreements for several of the Company's portfolios: AST Small-Cap Value Portfolio, AST Large-Cap Value Portfolio (formerly AST Hotchkis & Wiley Large-Cap Value Portfolio), AST T. Rowe Price Large-Cap Growth Portfolio (formerly AST Alliance Bernstein Large-Cap Growth Portfolio), AST Mid Cap
Value Portfolio (formerly AST Gabelli All-Cap Value Portfolio) (together, the Portfolios). The parties to the subadvisory agreements are Prudential Investments LLC (PI, or the Manager) and, the following subadvisers:

Fund
Subadviser
AST Small-Cap Value
Portfolio
Salomon Brothers Asset
Management, Inc.
AST Large-Cap Value
Portfolio
J.P. Morgan Investment
Management, Inc.
AST T. Rowe Price
Large-Cap Growth
Portfolio
T. Rowe Price
Associates, Inc.
AST Mid-Cap Value
Portfolio
EARNEST Partners LLC and
WEDGE Capital Management
LLP

This information statement describes the circumstances surrounding the Trustees' approval of each new subadvisory agreement and provides you with an overview of its terms. PI will continue as each Fund's investment manager. This information statement does not require any action by you. It is provided to inform you about the new subadviser.
By order of the Board,
Deborah A. Docs
Secretary
THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY






AMERICAN SKANDIA TRUST
____________

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
____________

INFORMATION STATEMENT
MARCH 3, 2006
This information statement is being furnished in lieu of a proxy statement to contract owners investing in the AST Small-Cap Value Portfolio, AST Large-Cap Value Portfolio (formerly AST Hotchkis & Wiley Large-Cap Value Portfolio), AST
T. Rowe Price Large-Cap Growth Portfolio (formerly AST Alliance Bernstein Large-Cap Growth Portfolio), AST Mid- Cap Value Portfolio (formerly AST Gabelli All-Cap Value Portfolio) (together, the Portfolios), each a series of American Skandia Trust (AST, or the Company), pursuant to the terms of an order (the Manager of Managers Order) issued by the Securities and Exchange Commission
(SEC). The order permits each Portfolio's investment manager to hire new subadvisers that are not affiliated with the investment manager and to make changes to certain existing subadvisory contracts with the approval of the Board of Trustees, without obtaining contract owner approval.
The Company is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Massachusetts business trust.
The Company's Trustees are collectively referred to herein as the "Board," "Board Members," or "Trustees." PSF's principal executive office is 100 Mulberry Street, Newark, NJ 07102-4077.
The Company is providing this information statement to contract owners investing in the Fund as of December 5, 2005. This information statement relates to the approval by the Board of a new subadvisory agreement (the Subadvisory Agreement) dated as of November 29, 2005, and in the case of AST Small Cap Value Portfolio, dated December 5, 2005, between Prudential Investments LLC (PI, or the Manager) and each new subadviser with respect to the respective Portfolio, a copy of which agreement is attached hereto as Exhibit A. The subadvisers with new subadvisory agreements and other current subadvisers, as applicable, for each Portfolio are:

Fund
New Subadviser
Other Current
Subadvisers
AST Small-Cap Value
Portfolio
Salomon Brothers Asset
Management, Inc.
(Salomon Brothers)
J.P. Morgan
Investment
Management, Inc.
(J.P.Morgan)
Lee Munder
Investments, Inc,
(Lee Munder)
Integrity Asset
Management
(Integrity).
AST Large-Cap Value
Portfolio
J.P. Morgan
Hotchkis & Wiley
Capital Management
LLC (Hotchkis & Wiley
AST T. Rowe Price
Large-Cap Growth
Portfolio
T. Rowe Price
Associates, Inc. (T.
Rowe Price)
--
AST Mid-Cap Value
Portfolio
EARNEST Partners LLC
(EARNEST) and WEDGE
Capital Management LLP
(WEDGE)
--


2




Salomon Brothers has joined as a subadviser of AST Small-Cap Value Portfolio along with J.P. Morgan, Lee Munder and Integrity. J.P. Morgan has joined as a subadviser to AST Large-Cap Value Portfolio, along with Hotchkis & Wiley. T. Rowe Price has replaced Alliance Capital Management (Alliance), which was terminated on December 2, 2005, as subadviser to the AST T. Rowe Price Large-Cap Growth Portfolio. EARNEST and WEDGE have replaced GAMCO Investors, Inc. (GAMCO), which was terminated on December 2, 2005, as subadvisers to the AST Mid-Cap Value Portfolio. Salomon Brothers, J.P. Morgan, T. Rowe Price, EARNEST and WEDGE are each referred to as a New Subadviser, and, together, as the New Subadvisers. The subadvisory agreements with Hotchkis & Wiley, with respect to AST Large-Cap Value Portfolio, and J.P. Morgan, Lee Munder and Integrity, with respect to AST Small-Cap Value Portfolio, were last approved by the Trustees, including a majority of the Trustees who were not parties to the agreement and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Trustees), at meetings of the Board on June 8, 2005.
The Portfolios will pay for the costs associated with preparing and distributing this information statement. This information statement will be mailed on or about March 3, 2006.
THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


3




The Manager
PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Company's Manager under a management agreement dated as of May 1, 2003. PI is a wholly-owned subsidiary of PIFM Holdco, Inc . which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102-4077. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and had aggregate assets of approximately $94.9 billion. Information concerning the Company's current management arrangements can be found in Exhibit B.
Annual and Semi-Annual Reports
Each Portfolio's annual and semi-annual reports are sent to contract owners. Only one report is delivered to multiple contract owners sharing an address unless the Portfolio receives contrary instructions from one or more of the contract owners. A copy of the Portfolio's most recent annual and semi-annual reports may be obtained without charge by writing the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 225-1852 (toll free).
Shareholder Information
Information on share ownership of each Portfolio is set forth in Exhibit D.
NEW SUBADVISORY AGREEMENTS
At the September 13, 2005 and December 1, 2005 meetings, the Trustees, including the Independent Trustees, unanimously approved the Subadvisory Agreements and the recommendation by the Manager to add each New Subadviser as a subadviser to the applicable Portfolio.

The Trustees decided to appoint Salomon Brothers as a subadviser to the AST Small-Cap Value Portfolio at a Board meeting on June 8, 2005, after the current subadvisers, J.P. Morgan and Lee Munder, had informed PI that they were approaching the maximum level of assets that they could each efficiently manage under current market conditions and after Integrity had informed PI that they were approaching the maximum level of assets allocated to them as a subadviser. Consequently, PI recommended that the Board approve the Subadvisory Agreement with Salomon Brothers and that the Fund's assets be reallocated among the existing subadvisers and Salomon Brothers. At the September meeting, the Trustees approved a new Subadvisory Agreement with Salomon Brothers subsequent to its corporate restructuring.

The Trustees decided to appoint J.P. Morgan as a subadviser to AST Large-Cap Value Portfolio after Hotchkis & Wiley informed PI that it was approaching the maximum level of assets that it could efficiently manage under current market conditions and would be closing its strategy to new assets. Consequently, PI recommended that the Board approve the Subadvisory Agreement with J.P. Morgan and that the Portfolio's assets be reallocated between J.P. Morgan and Hotchkis & Wiley.

The Trustees decided to appoint T. Rowe Price as subadviser to AST T. Rowe Price Large-Cap Growth Portfolio after PI informed the Board that the prior subadviser, Alliance, had been persistently underperforming, largely due to poor stock selection, relative to peers over the past few periods. Consequently, the Board terminated Alliance as of December 2, 2005, and PI recommended that the Board approve the Subadvisory Agreement with T. Rowe Price and that the Portfolio's assets be reallocated to T. Rowe Price.

The Trustees decided to appoint EARNEST and WEDGE as subadvisers to AST Mid-Cap Value Portfolio after PI informed the Board of operational and compliance risks with the prior subadviser, GAMCO. Consequently, the Board terminated GAMCO as of December 2, 2005, and PI recommended that the Board approve the Subadvisory Agreements

4



with EARNEST and WEDGE and that the Portfolio's assets be reallocated between EARNEST and WEDGE to provide asset allocation options for the Portfolio.
The terms and conditions of the new Subadvisory Agreements are substantially similar to those of any existing subadvisory agreements with the Portfolios' current or prior subadvisers , as applicable, except that the fee rate to be charged by the New Subadvisers under the Subadvisory Agreements differs from the fee rates charged by current or prior subadvisers pursuant to their respective subadvisory agreements. See Exhibit B for the fees paid to other subadvisers. The Manager, not the Portfolios, pays the advisory fee to the New Subadvisers. Therefore, the addition of a New Subadviser does not result in any change in advisory fees paid by each Portfolio. A form of the Subadvisory Agreements is attached as Exhibit A to this Information Statement.
Under each Subadvisory Agreement, each New Subadviser renders investment advice to the applicable Portfolio in accordance with the investment objective and policies of the Portfolio as established by its Board, and also makes investment decisions to purchase and sell securities on behalf of the Portfolio, subject to the supervision of the Portfolio's Manager.
Section 15 of the Investment Company Act (Section 15) requires that a majority of a mutual fund's outstanding voting securities approve the fund's subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of Section 15 to PI, certain funds and any future open-end management investment company managed by PI, provided that PI and the Fund comply with the conditions of the order. According to the Manager of Managers Order, which is subject to a number of conditions, PI may enter into subadvisory agreements with unaffiliated advisers without receiving prior contract owner approval.
Board Consideration of Subadvisory Agreements
AST Large Cap Value Portfolio

Pursuant to recommendations from PI, the Board approved new investment subadvisory agreements with J.P. Morgan with respect to the AST Large-Cap Value Portfolio. The Trustees decided to appoint J.P. Morgan as a subadviser to AST Large-Cap Value Portfolio after Hotchkis & Wiley informed PI that it was approaching the maximum level of assets that it could efficiently manage under current market conditions and would be closing its strategy to new assets. Consequently, PI recommended that the Board approve the Subadvisory Agreement with J.P. Morgan and that the Portfolio's assets be reallocated between J.P. Morgan and Hotchkis & Wiley.

Nature, quality and extent of services. The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Hotchkis & Wiley under the current subadvisory agreement and those that would be provided to the Portfolio by J.P. Morgan under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that the existing subadvisers and J.P. Morgan were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of J.P. Morgan's portfolio management team. The Board met in person with representatives of J.P. Morgan and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to J.P. Morgan's organizational structure, senior management, investment operations, and other relevant information pertaining to J.P. Morgan. The Board noted that it received a favorable compliance report from the Trust's Chief Compliance Officer (CCO) as to J.P. Morgan.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolios by J.P. Morgan and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by J.P. Morgan under the new subadvisory agreements

5



should equal the quality of similar services provided by the existing subadvisers under the existing subadvisory agreements.

Performance of the Portfolios. With respect to the AST Large-Cap Value Portfolio, the Board received and considered information about the Portfolio's historical performance, noting that for the one-year period ending December 31, 2004, the Portfolio's returns outperformed relative to a group of comparable mutual funds (the Peer Group), as well as the appropriate benchmark, but underperformed the same for the three-year and five-year time periods ending December 31, 2004. The funds included in the Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data. The Board noted that Hotchkis & Wiley assumed responsibility for managing the Portfolio's assets in May 2004 and that, as a result, the Portfolio's underperformance over three- and five-year periods was not attributable to Hotchkis & Wiley.

The Board received and considered information regarding the performance of other investment companies managed by J.P. Morgan utilizing an investment style and strategy similar to that proposed for the Portfolios, noting that J.P. Morgan had generally outperformed the various benchmarks over the same time period.

Investment Subadvisory Fee Rate. The Board considered the proposed subadvisory fee rate payable by PI to J.P. Morgan under the proposed new subadvisory agreement, which called for a fee rate of 0.30% of average daily net assets to $250 million; 0.25% of average daily net assets over $250 million. The Board also considered, among other things, the fee rates payable to J.P. Morgan by other funds for which J.P. Morgan serves as subadviser. As a result of the above considerations, the Board concluded that J.P. Morgan's proposed subadvisory fee rate under the new subadvisory agreements was reasonable.

Subadviser's Profitability. Because the engagement of J.P. Morgan is new, there is no historical profitability with regard to its arrangements with the Portfolios. As a result, the Board did not consider this factor. The Board noted that the Manager pays the subadvisory fees, and therefore a change in the subadvisory fees will not change the fees paid by each Portfolio. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by PI. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale. The Board considered information about the potential of J.P.Morgan to experience economies of scale as each Portfolio grows in size. The Board noted that J.P. Morgan's proposed subadvisory fee rate contains breakpoints.

Other Benefits to the Subadviser or its affiliates from serving as Subadviser. The Board considered potential "fall-out" or ancillary benefits anticipated to be received by J.P. Morgan and its affiliates as a result of J.P. Morgan's relationship with the Portfolios. The Board concluded that any potential benefits to be derived by J.P. Morgan included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.
Information Concerning J.P. Morgan
J.P. Morgan Investment Management Inc., located at 522 Fifth Avenue, NY NY 10036, is a registered investment advisor and indirect wholly owned subsidiaries of J.P. Morgan Chase & Co., a firm with a market capitalization of $138.9 billion as of December 31, 2005. Directors and employees of J.P. Morgan own shares in the firm's parent company, J.P. Morgan Chase & Co. Specific ownership positions are unavailable for disclosure. As of December 31, 2005, employees of J.P. Morgan Chase & Co. held 5.2% of shares outstanding. This number excludes outstanding stock options. Exhibit C contains information about the other mutual funds managed by J.P. Morgan with investment objectives and strategies similar to those of the AST Large-Cap Value Portfolio, which J.P. Morgan will be joining as a New Subadviser. Exhibit C also lists the principal executive officers and directors of J.P. Morgan.



6




AST Small Cap Value Portfolio

At its June 2005 meeting, the Board approved Salomon Brothers Asset Management, Inc. (Salomon Brothers) as an additional subadviser for the AST Small Cap Value Portfolio, to join the Portfolio's existing subadvisers (Integrity Asset Management, Lee Munder Investments, Ltd. and J.P. Morgan Investment Management Inc.). Thereafter, Salomon Brothers' corporate parent, Citigroup, Inc., announced that it had entered into an agreement for Legg Mason to acquire substantially all of Citigroup's worldwide asset management business during the fourth quarter of 2005. As part of this transaction, Salomon Brothers would become an indirect wholly owned subsidiary of Legg Mason.

Under the Investment Company Act of 1940 (the "1940 Act"), the change in corporate ownership of Salomon Brothers is treated as a "change in control" resulting in an "assignment" of Salomon Brothers' subadvisory agreement. Pursuant to the 1940 Act and the terms of the subadvisory agreement, the subadvisory agreement approved by the Board in June 2005 would terminate when Legg Mason completed its acquisition of Salomon Brothers. Consequently, at its September 2005 meeting, the Board approved a new subadvisory agreement with Salomon Brothers, to become effective upon the completion of the Legg Mason acquisition of Salomon Brothers. The new subadvisory agreement was identical in all material respects to the agreement approved by the Board in June 2005.

The Board noted that in approving the new subadvisory agreement with Salomon Brothers, it considered that the various factors and conclusions it reached when the existing subadvisory agreement was approved earlier in the year remained materially unchanged. The Board further noted that in advance of the meeting, it had received materials and information from PI and Salomon Brothers indicating that no changes in the code of ethics, compliance policies, procedures, operation or management of Salomon Brothers was contemplated by Legg Mason. The Board was also provided with a description of Legg Mason. Before approving the new agreement, the Board also received an in-person presentation from representatives of Salomon Brothers.

Set out below are the material factors considered and conclusions reached by the Board at its June 2005 meeting in approving the new subadvisory agreement with Salomon Brothers:

Nature, quality and extent of services. The Board received and considered information regarding the nature and extent of services provided to the Portfolio by the existing subadvisers under the current subadvisory agreements and those that would be provided to the Portfolio by Salomon Brothers under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that Salomon Brothers and the existing subadvisers were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of Salomon Brothers' portfolio management team. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to Salomon Brothers' organizational structure, senior management, investment operations, and other relevant information pertaining to Salomon Brothers. The Board noted that it received a favorable compliance reports from the Portfolio's Chief Compliance Officer (CCO) as to Salomon Brothers.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by Salomon Brothers and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Salomon Brothers under the new subadvisory agreements should equal the quality of similar services provided by the existing subadvisers under the existing subadvisory agreements.

Performance of Portfolio. The Board received and considered information about the Portfolio's historical performance, noting that the Portfolio had achieved performance that was in the fourth quartile over a one-year period ending December 31, 2004, performance that was in the third quartile over a three-year period ending December 31, 2004, and performance that was in the fourth quartile over a five-year period ending December 31, 2004 in relation to the Peer Group. While expressing the view that the Portfolio's performance had been disappointing, the Board noted that PI had taken steps to

7



address the performance issues by replacing the previous subadviser and that the Fund's performance was not attributable to the existing subadvisers, each of which had only served as subadvisers to the Portfolio since November, 2004. In light of this, the Board concluded that it was reasonable to allow the subadvisers to create a performance record against which they should be evaluated, to approve the continuance of the management and subadvisory agreements and to continue to monitor the situation.

The Board received and considered information regarding the performance of other investment companies managed by Salomon Brothers utilizing an investment style and strategy similar to that proposed for the Portfolio, noting that Salomon Brothers had generally outperformed the various benchmarks over various periods.

Investment Subadvisory Fee Rate. The Board considered the proposed subadvisory fee rate of 0.40% payable by the Manager to Salomon Brothers under the proposed new subadvisory agreement, including among other things, the fee rate payable to Salomon Brothers by any other funds with investment objective similar to that of the Portfolio. As a result of the above considerations, the Board concluded that Salomon Brothers' proposed subadvisory fee rate under the new subadvisory agreement was reasonable.

Subadviser's Profitability. Because the engagement of Salomon Brothers is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that the Manager pays the subadvisory fees, and therefore a change in the subadvisory fees will not change the fees paid by the Portfolio. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by the Manager. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale. The Board noted that the proposed subadvisory fee schedule for the Portfolio does not contain breakpoints that reduce the fee rate on assets above specified levels. However, in light of the size of the Portfolio's assets to be managed by Salomon Brothers, the Board concluded that the absence of breakpoints in the Portfolio's fee schedule is acceptable at this time. In addition, the Board noted that the subadvisory fee rate does not impact the fees paid by shareholders, since subadvisory fees are paid by the Manager out of its management fee.

Other Benefits to the Subadviser or its affiliates from serving as Subadviser. The Board considered potential "fall-out" or ancillary benefits anticipated to be received by Salomon Brothers and its affiliates as a result of Salomon Brothers' relationship with the Portfolio. The Board concluded that any potential benefits to be derived by Salomon Brothers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.
Information Concerning Salomon Brothers
Salomon Brothers Asset Management, Inc. was established in 1987 and, together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. Salomon Brothers's principal address is 399 Park Avenue. New York, New York 10022. It is a wholly owned subsidiary of Legg Mason, Inc. Legg Mason, Inc., a financial services holding company, has its principal executive offices at 100 Light Street, Baltimore, Maryland 21202. Salomon Brothers had $88,570 million in assets under management as of December 31, 2005. Exhibit C contains information about the other mutual funds managed by Salomon Brothers with investment objectives and strategies similar to those of the AST Small-Cap Value Portfolio, which Salomon Brothers will be joining as a New Subadviser. Exhibit C also lists the principal executive officers and directors of Salomon Brothers.


8




AST T. Rowe Price Large-Cap Growth Portfolio

Pursuant to recommendations from PI, the Board approved new investment subadvisory agreements with T. Rowe Price with respect to the AST T. Rowe Price Large-Cap Growth Portfolio. PI recommended that the Board approve T. Rowe Price as an additional subadviser, to replace the Portfolio's existing subadviser, Alliance, which was terminated on December 2, 2005. With respect to the AST Large-Cap Value Portfolio, PI recommended the addition of T. Rowe Price in light of the fact that the Alliance had maintained persistent underperformance, largely due to poor stock selection, relative to its peers.

Nature, quality and extent of services. The Board received and considered information regarding the nature and extent of services provided to the Portfolio by the prior subadviser under the subadvisory agreement and those that would be provided to the Portfolio by T. Rowe Price under the new subadvisory agreement, noting that the nature and extent of services under the prior and new agreement were generally similar in that the Alliance and T. Rowe Price were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of T. Rowe Price's portfolio management team. The Board met in person with representatives of T. Rowe Price and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to T. Rowe Price organizational structure, senior management, investment operations, and other relevant information pertaining to T. Rowe Price. The Board noted that it received a favorable compliance report from the Trust's Chief Compliance Officer (CCO) as to T. Rowe Price.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolios by T. Rowe Price and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by
T. Rowe Price under the new subadvisory agreements should equal the quality of similar services provided by the existing subadvisers under the existing subadvisory agreements.

Performance of the Portfolios. With respect to the AST T. Rowe Price Large-Cap Growth Portfolio, the Board received and considered information about the Portfolio's historical performance, noting that for the one-year and three-year periods ending December 31, 2004, the Portfolio's returns underperformed the Peer Group, as well as the appropriate benchmark, resulting in performance in the bottom quartile relative to peers. The funds included in the Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data.

The Board received and considered information regarding the performance of other investment companies managed by T. Rowe Price utilizing an investment style and strategy similar to that proposed for the Portfolio's, noting that T. Rowe Price had generally outperformed the various benchmarks over the same time period.

Investment Subadvisory Fee Rate. The Board considered the proposed subadvisory fee rate payable by PI to T.Rowe Price under the proposed new subadvisory agreement, which called for a fee rate of 0.40% of average daily net assets to $250 million; 0.375% of average daily net assets from $250 million to $500 million; and 0.35% of average daily net assets over $500 million. The Board also considered, among other things, the fee rates payable to T. Rowe Price by other funds for which T. Rowe Price serves as subadviser. As a result of the above considerations, the Board concluded that T. Rowe Price's proposed subadvisory fee rate under the new subadvisory agreements was reasonable.

Subadviser's Profitability. Because the engagement of T. Rowe Price is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that the Manager pays the subadvisory fees, and therefore a change in the subadvisory fees will not change the fees paid by each

9



Portfolio. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by PI. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale. The Board considered information about the potential of T. Rowe Price to experience economies of scale as each Portfolio grows in size. The Board noted T. Rowe Prices's proposed subadvisory fee rate contains breakpoints.

Other Benefits to the Subadviser or its affiliates from serving as Subadviser The Board considered potential "fall-out" or ancillary benefits anticipated to be received by T. Rowe Price and its affiliates as a result of T. Rowe Price's relationship with the Portfolios. The Board concluded that any potential benefits to be derived by T. Rowe Price included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

Information Concerning T. Rowe Price

T. Rowe Price Group, Inc., a publicly-traded financial services holding company, owns 100% of the stock of T. Rowe Price Associates, Inc. and all of its other subsidiaries. T. Rowe Price Group is traded on the NASDAQ (TROW) and is included in the S&P 500 Index. T. Rowe Price is located at 100 East Pratt Street Baltimore, MD 21202. As of December 31, 2005, T Rowe Price had $269.5 billion in assets under management. Exhibit C contains information about the other mutual funds managed by T. Rowe Price with investment objectives and strategies similar to those of AST T. Rowe Price Large-Cap Growth Portfolio. Exhibit C also lists the principal executive officers and directors of T. Rowe Price.

AST Mid-Cap Value Portfolio

Pursuant to recommendations from PI, the Board approved new investment subadvisory agreements with EARNEST and WEDGE with respect to the AST Mid-Cap Value Portfolio. PI recommended that the Board approve EARNEST and WEDGE as subadvisers, to replace the Portfolio's existing subadviser, GAMCO, due to concerns about operational risks at GAMCO. Accordingly, on December 2, 2005, GAMCO was terminated as a subadviser. With respect to the AST Mid-CapValue Portfolio, PI recommended the addition of EARNEST and WEDGE to better provide asset allocation options for the Portfolio.

Nature, quality and extent of services. The Board received and considered information regarding the nature and extent of services provided to the Portfolio by the prior subadviser under the subadvisory agreement and those that would be provided to the Portfolio by EARNEST and WEDGE under the new subadvisory agreements, noting that the nature and extent of services under the prior and new agreement were generally similar in that GAMCO, EARNEST and WEDGE were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of EARNEST's and WEDGE's portfolio management teams. The Board met in person with representatives of EARNEST and WEDGE and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to EARNEST's and WEDGE's organizational structure, senior management, investment operations, and other relevant information pertaining to EARNEST and WEDGE. The Board noted that it received a favorable compliance report from the Trust's Chief Compliance Officer (CCO) as to EARNEST and WEDGE.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolios by EARNEST and WEDGE and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by EARNEST and WEDGE under the new subadvisory agreements should equal the quality of similar services provided by the existing subadvisers under the existing subadvisory agreements.

10




Performance of the Portfolios. With respect to the AST Mid-Cap Value Portfolio, the Board received and considered information about the Portfolio's historical performance, noting that for the one-year and three-year periods ending December 31, 2004, the Portfolio's returns were in the first quartile relative to the Peer Group. The funds included in the Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data.

The Board received and considered information regarding the performance of other investment companies managed by EARNEST and WEDGE utilizing an investment style and strategy similar to that proposed for the Portfolio's, noting that EARNEST and WEDGE had each generally outperformed the various benchmarks over the same time period.

Investment Subadvisory Fee Rate. The Board considered the proposed subadvisory fee rate payable by PI to both EARNEST and WEDGE under the proposed new subadvisory agreement, which each called for a fee rate of 0.40% of average daily net assets. The Board also considered, among other things, the fee rates payable to EARNEST and WEDGE by other funds for which EARNEST and WEDGE each serve as subadviser. As a result of the above considerations, the Board concluded that EARNEST's and WEDGE's proposed subadvisory fee rate under the new subadvisory agreements was reasonable.

Subadviser's Profitability. Because the engagement of EARNEST and WEDGE is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that the Manager pays the subadvisory fees, and therefore a change in the subadvisory fees will not change the fees paid by each Portfolio. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by PI. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale. The Board considered information about the potential of EARNEST and WEDGE to experience economies of scale as each Portfolio grows in size. The Board noted EARNEST's and WEDGE's proposed subadvisory fee rate does not contains breakpoints. The Board noted that it reviews economies of scale and breakpoints in connection with its annual review of advisory agreements, and, given the size of the Portfolio, determined that the fees were reasonable at this time.

Other Benefits to the Subadviser or its affiliates from serving as Subadviser. The Board considered potential "fall-out" or ancillary benefits anticipated to be received by EARNEST and WEDGE and their affiliates as a result of their relationship with the Portfolios. The Board concluded that any potential benefits to be derived by EARNEST and WEDGE included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.
Information Concerning EARNEST
EARNEST Partners LLC, located at 75 Fourteenth Street, Suite 2300, Atlanta, GA 30309, is 100% employee owned. Exhibit C contains information about any other mutual funds managed by EARNEST with investment objectives and strategies similar to those of the AST Mid-Cap Value Portfolio, which EARNEST will be joining as a New Subadviser. Exhibit C also lists the principal executive officers and directors of EARNEST.
Information Concerning WEDGE

WEDGE Capital Management L.L.P. is an independent investment advisor owned and operated by thirteen General Partners. The firm was founded in July of 1984 and provides a range of value equity, fixed income, and balanced investment products to institutional and high net-worth clients. WEDGE is located at 301 South College St., #2920, Charlotte, N.C. 28202. Exhibit C contains information about the other mutual funds managed by WEDGE with investment objectives and strategies similar to those of the AST Mid-Cap Value Portfolio, which WEDGE will be joining as a New Subadviser. Exhibit C also lists the principal executive officers and directors of WEDGE.


11




Terms of the Subadvisory Agreements
The following summary of the Subadvisory Agreements is qualified in its entirety by reference to the copy of the Subadvisory Agreements attached as Exhibit A to this information statement.
Under each Subadvisory Agreement, the subadviser is compensated by the Manager (and not the Portfolio) for the portion of assets it manages at the annual rates listed above for each Portfolio.
Each Subadvisory Agreement provides that, subject to the supervision of the Manager and the Board of Trustees, the New Subadviser is responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, the New Subadviser will provide the Manager with all books and records relating to the transactions it executes and will render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.
Each Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Portfolio, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that
(1) each Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, (2) each Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Portfolio's management agreement with the Manager, and (3) each Subadvisory Agreement may be terminated at any time by the respective Subadviser or the Manager on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.
Each Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the New Subadvisers will not be liable for any act or omission in connection with its activities as subadviser to the Portfolio.
Shareholder Proposals
As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.
Deborah A. Docs
Secretary
Dated: March 3, 2006

12




EXHIBIT A
AMERICAN SKANDIA TRUST

AST Small-Cap Value Portfolio

SUBADVISORY AGREEMENT
Agreement made as of this 5th day of December, 2005 between Prudential Investments LLC (PI), a New York limited liability company and American Skandia Investment Services, Inc. (ASISI), a Maryland corporation (together, the Co-Managers), and Salomon Brothers Asset Management Inc., a Delaware corporation (Salomon Brothers or the Subadviser);
WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with American Skandia Trust, a Massachusetts trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and ASISI act as Co-Managers of the Trust; and
WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and
NOW, THEREFORE, the Parties agree as follows:
1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:
(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.
(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust , the By-laws of the Trust, and the Prospectus of the Trust provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.
(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such

B-1



transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934
Act), are reasonable in relation to the amount of commission.
On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.
(iv) The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of
Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.
(v) The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.
(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and
(iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.
(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.
(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.
(c) The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

B-2




(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.
(e) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.
(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio in accordance with written policies and procedures adopted by the Subadviser, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.
(g) Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.
2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).
3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.
4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.
5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

B-3




Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASISI);
(2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at: 399 Park Avenue, New York, New York 10022.
6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.
8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.
9. This Agreement shall be governed by the laws of the State of New York.
10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
11. All information furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except if it is otherwise in the public domain or, with notice to the other party, as may be necessary to comply with applicable laws, rules, regulations, subpoenas or court orders. Without limiting the foregoing, the Co-Managers acknowledge that the securities holdings of the Fund constitute information of value to the Subadviser, and agrees (1) not to use for any purpose, other than for the Co-Managers or the Fund, or their agents, to supervise or monitor the Subadviser, the holdings or trade-related information of the Fund; and (2) not to disclose the Fund's holdings, except: (a) as required by applicable law or regulation;
(b) as required by state or federal regulatory authorities, self-regulatory authorities, or a court of competent jurisdiction; (c) to the Board, counsel to the Board, counsel to the Fund, the independent accountants, and any other agent of the Fund; (d) as permitted by the Fund's portfolio holdings disclosure policy; or (e) as otherwise agreed to by the parties in writing. Further, the Manager and Fund agree that information supplied by the Subadviser, including approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Subadviser, and the Co-Managers and the Fund agree not to disclose any of the information contained in such materials, except: (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board, counsel to the Board, counsel to the Fund, the independent accountants, and any other agent of the Fund; or (iv) as otherwise agreed to by the parties in writing.
12. It is understood that the names Salomon Brothers Asset Management Inc and Legg Mason, Inc. or any derivative of or logo associated with those names is the valuable property of the Subadviser or its affiliates and that the Fund and the Manager shall have the right to use such name (or derivative or logo), in the Fund's prospectus, SAI and Registration Statement or other filings, forms or reports required under applicable state or federal securities, insurance, or other law, for so long as the Subadviser is a subadviser to the Fund, provided, however, that the Fund may continue to use the name of the portfolio manager(s) in its Registrations Statement and other documents to the extent deemed necessary by the Fund to comply with disclosure obligations under applicable law and regulation. Neither the Fund nor the Co-Managers shall use the Subadviser's or an affiliate's name or logo in promotional or sales related materials prepared by or on behalf of the Co-Managers or the Fund, without prior review and approval by the Subadviser, which may not be unreasonably withheld. Upon termination of this Agreement, the Fund and the Co-Managers shall forthwith cease to use such names (and logos), except as provided for herein. Such materials may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment, confirmed email or hand delivery.

B-4




IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:

Name:
Titl
e:






AMERICAN SKANDIA INVESTMENT SERVICES, INC.

By:

Name:
Titl
e:






SALOMON BROTHERS ASSET MANAGEMENT INC.

By:
Name:
Title:

B-5





SCHEDULE A
AMERICAN SKANDIA TRUST

AST Small-Cap Value Portfolio
As compensation for services provided by Salomon Brothers Asset Management Inc., Prudential Investments LLC and American Skandia Investment Services, Inc. will pay Salomon Brothers Asset Management Inc. an advisory fee on the net assets managed by Salomon Brothers Asset Management Inc. that is equal, on an annualized basis, to the following:

Portfolio Name
Advisory Fee
AST Small-Cap Value Portfolio
0.40% of average daily net assets




Dated as of December 5, 2005.



B-6




AMERICAN SKANDIA TRUST

AST Large-Cap Value Portfolio

SUBADVISORY AGREEMENT
Agreement made as of this 29 th day of November, 2005 between Prudential Investments LLC (PI), a New York limited liability company and American Skandia Investment Services, Inc. (ASISI), a Maryland corporation (together, the Co-Managers), and J.P. Morgan Investment Management, Inc. (J.P. Morgan or the Subadviser);
WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with American Skandia Trust, a Massachusetts trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and ASISI act as Co-Managers of the Trust; and
WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and
NOW, THEREFORE, the Parties agree as follows:
1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:
(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained or sold by the Trust, and what portion of the assets will be invested or held uninvested as cash.
(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust , the By-laws of the Trust, and the Prospectus of the Trust provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, comply with, and take such actions as required by, the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations as amended from time to time. The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.
(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Trust's portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (which may include, without limitation, Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser). In selecting brokers, dealers or future commission merchants, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the

B-7



Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.
On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients. The Co-Managers recognize that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Trust.
(iv) The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of
Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.
(v) The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.
(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and
(iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.
(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.
(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.
(c) The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.
(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to comply with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

B-8




(e) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with the performance of this Agreement and any reports prepared in accordance with the compliance procedures maintained pursuant to paragraph 1(d) hereof as the Manager may reasonably request.
(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.
(g) Upon reasonable request from the Co-Managers, the Subadviser shall make its employees and officers reasonably available for consultation with the valuation committee of the Trust or the Co-Managers as the valuation committee or the Co-Managers may request from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.
2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).
3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.
4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.
5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.
Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut,

B-9



06484, Attention: Secretary (for ASISI); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention:
Secretary; or (3) to the Subadviser at 522 Fifth Avenue, New York, New York 10036, Attention: David Warsoff.
6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.
7. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.
8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.
9. This Agreement shall be governed by the laws of the State of New York.
10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:

Name:
Titl
e:






AMERICAN SKANDIA INVESTMENT SERVICES, INC.

By:

Name:
Titl
e:






J.P. MORGAN INVESTMENT MANAGEMENT, INC.

By:
Name:
Title:

B-10





SCHEDULE A
AMERICAN SKANDIA TRUST

AST Large-Cap Value Portfolio
As compensation for services provided by J.P. Morgan Investment Management, Inc., Prudential Investments LLC and American Skandia Investment Services, Inc. will pay J.P. Morgan Investment Management, Inc. an advisory fee on the net assets managed by J.P. Morgan Investment Management, Inc. that is equal, on an annualized basis, to the following:

Portfolio Name
Advisory Fee
AST Large-Cap Value Portfolio
0.30% of average daily net assets
to $250 million and 0.25% of
average daily net assets over $250
million.





Dated as of November 29, 2005.



B-11




AMERICAN SKANDIA TRUST

AST T. Rowe Price Large-Cap Growth Portfolio

SUBADVISORY AGREEMENT
Agreement made as of this 29 th day of November, 2005 between Prudential Investments LLC (PI), a New York limited liability company and American Skandia Investment Services, Inc. (ASISI), a Maryland corporation (together, the Co-Managers), and T. Rowe Price Associates, Inc. (T. Rowe Price or the Subadviser);
WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with American Skandia Trust, a Massachusetts trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and ASISI act as Co-Managers of the Trust; and
WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and
NOW, THEREFORE, the Parties agree as follows:
1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:
(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.
(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust , the By-laws of the Trust, and the Prospectus of the Trust provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with respect to its management of the Fund, with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.
(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)and Co-Managers) qualified to obtain best

B-12



execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.
On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.
(iv) The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of
Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.
(v) The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon reasonable request of the Co-Managers.
(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and
(iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.
(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.
(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.
(c) The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.
(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with applicable securities laws, rules, and regulations as contemplated by Rule 38a-1 under the 1940 Act and Rule 206 (4)-7 under, the Investment Advisers Act of 1940, as amended.

B-13




(e) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.
(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, provided that the Fund custodian has furnished such proxy materials and other items requiring a vote in a timely fashion to the Subadviser, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.
(g) Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers as may be required from time to time in valuing securities of the Trust for which market quotations are not "readily available" within the meaning of applicable Commission guidance, including making available information of which the Subadviser has knowledge related to the securities being valued. Co-Managers acknowledge that the Subadviser is not the Fund's pricing agent.
2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).
3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A no later than the fifteenth (15 th ) business day immediately following the end of each calendar month.. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers. If this Agreement terminates before the end of any calendar month, the investment management fee for the period from the beginning of such month to the date of termination shall be prorated based on the full month in which such termination occurs. Co-Managers will provide a worksheet with the monthly payment showing the average daily net assets and the calculation of the subadvisory fee.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.
5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of

B-14



the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASISI);
(2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 100 East Pratt Street, Baltimore, Maryland 21202, Attention: Henry Hopkins , Esq.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association. Nothing in this Agreement shall impose upon the Subadviser any obligation to purchase or sell or recommend for purchase or sale, for the Fund any security which it, its affiliates, or employees may purchase or sell for the Subadviser's account or such affiliates' or employees' own accounts or for the account of any other client of Subadviser.

7. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Co-Managers will ensure that materials prepared by employees or agents of the Co-Managers or their affiliates that refer to the Subadviser in any way are consistent with those materials previously approved by the Subadviser as referenced in this section.
8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.
9. This Agreement shall be governed by the laws of the State of New York.
10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
11. All information, advice, board materials, reports and other materials furnished by one party to the other (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders, or as may reasonably be requested by a regulator. In addition, Co-Managers will take all steps reasonably necessary to ensure that their employees and affiliates who request portfolio information from Subadviser are appropriately authorized to receive such information under the Fund's selective disclosure policies. Notwithstanding the foregoing, Co-Managers agree that Subadviser may identify the Co-Managers or the Fund as a client in Subadviser's promotional materials.


B-15




IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


PRUDENTIAL INVESTMENTS LLC

By:

Name:
Titl
e:






AMERICAN SKANDIA INVESTMENT SERVICES, INC.

By:

Name:
Titl
e:






T. ROWE PRICE ASSOCIATES, INC.

By:
Name:
Title:

B-16





SCHEDULE A
AMERICAN SKANDIA TRUST

AST T. Rowe Price Large-Cap Growth Portfolio
As compensation for services provided by T. Rowe Price Associates, Inc., Prudential Investments LLC and American Skandia Investment Services, Inc. will pay T. Rowe Price Associates, Inc. an advisory fee on the net assets managed by
T. Rowe Price Associates, Inc. that is equal, on an annualized basis, to the following:

Portfolio Name
Advisory Fee
AST T. Rowe Price Large-Cap Growth
Portfolio
0.40% of average daily net assets
to $250 million; 0.375% of average
daily net assets from $250 million
to $500 million; and 0.35% of
average daily net assets over $500
million [1] .




Dated as of November 29, 2005.


_________________________
 For purposes of calculating the fee payable to T. Rowe Price Associates, Inc., the net assets of AST T. Rowe Price Large-Cap Growth Portfolio managed by T. Rowe Price Associates, Inc. will be combined with the net assets of SP T. Rowe Price Large-Cap Growth Portfolio of The Prudential Series Fund, Inc. (or its corporate successor) managed by T. Rowe Price Associates, Inc.

B-17




AMERICAN SKANDIA TRUST

AST Mid-Cap Value Portfolio

SUBADVISORY AGREEMENT
Agreement made as of this 29 th day of November, 2005 between Prudential Investments LLC (PI), a New York limited liability company and American Skandia Investment Services, Inc. (ASISI), a Maryland corporation (together, the Co-Managers), and EARNEST Partners LLC (EARNEST or the Subadviser);
WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with American Skandia Trust, a Massachusetts trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and ASISI act as Co-Managers of the Trust; and
WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and
NOW, THEREFORE, the Parties agree as follows:
1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:
(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.
(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust , the By-laws of the Trust, and the Prospectus of the Trust provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.
(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to

B-18



the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in
Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.
On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.
(iv) The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of
Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.
(v) The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.
(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and
(iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.
(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.
(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.
(c) The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.
(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

B-19




(e) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.
(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.
(g) Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.
2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).
3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.
4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.
5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.
Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASISI);
(2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor,

B-20



Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at ________________________________________________, Attention:
___________________.
6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.
7. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.
8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.
9. This Agreement shall be governed by the laws of the State of New York.
10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:

Name:
Titl
e:






AMERICAN SKANDIA INVESTMENT SERVICES, INC.

By:

Name:
Titl
e:






EARNEST Partners LLC

By:
Name:
Title:

B-21





SCHEDULE A
AMERICAN SKANDIA TRUST

AST Mid-Cap Value Portfolio
As compensation for services provided by EARNEST Partners LLC, Prudential Investments LLC and American Skandia Investment Services, Inc. will pay EARNEST Partners LLC an advisory fee on the net assets managed by EARNEST Partners LLC that is equal, on an annualized basis, to the following:

Portfolio Name
Advisory Fee
AST Mid-Cap Value Portfolio
0.40% of average daily net assets




Dated as of November 29, 2005.



B-22




AMERICAN SKANDIA TRUST

AST Mid-Cap Value Portfolio

SUBADVISORY AGREEMENT
Agreement made as of this 29th day of November, 2005 between Prudential Investments LLC (PI), a New York limited liability company and American Skandia Investment Services, Inc. (ASISI), a Maryland corporation (together, the Co-Managers), and WEDGE Capital Management, L.L.P., a North Carolina limited liability partnership (WEDGE or the Subadviser);
WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with American Skandia Trust, a Massachusetts trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and ASISI act as Co-Managers of the Trust; and
WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and
NOW, THEREFORE, the Parties agree as follows:
1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:
(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, or sold by the Trust, and what portion of the assets will be invested or held uninvested as cash.
(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust , the By-laws of the Trust, and the Prospectus of the Trust provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.
(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or Subadviser)

B-23



to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.
On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.
(iv) The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of
Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.
(v) The Trust will appoint a custodian to take and have possession of the assets of the Trust's portfolio. Subadviser shall not be the custodian of the Trust's assets.

(vi) The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vii) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subadviser acts as Subadviser to other the clients and may give advice, and take action, with respect to any of those which may differ from the advice given, or the timing or nature of action taken, with respect to the Trust's portfolio. Subadviser shall have no obligation to purchase or sell for the Trust's portfolio, or to recommend for purchase or sale by the Trust's portfolio, any security which Subadviser, its principals, affiliates or employees may purchase or sell for themselves or for any other clients. The Trust recognizes that transactions in a specific security may not be accomplished for all client accounts at the same time or at the same price. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b) Upon reasonable request from the Co-Managers, the Subadviser may, in its discretion, authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

B-24




(c) The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.
(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.
(e) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio provided the Subadviser receives the proxy materials and related communications in a timely manner, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers. The Trust agrees to instruct the custodian to forward all proxy materials and related shareholder communications to the Subadviser promptly upon receipt.
(g) Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.
2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).
3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefore, a monthly fee equal to the percentage of the Trust's average daily net assets managed by the Subadviser as described in the attached Schedule A. Subadviser's fee is separate from and does not include brokerage commissions, dealer spreads, and other costs associated with the purchase or sale of securities, Custodian fees, interest, taxes, and other portfolio expenses. These expenses shall be the responsibility of the Trust. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.
4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

B-25




5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. Termination will not affect commitments made for the Trust prior to that notice. Upon termination of this agreement Subadviser is under no obligation to recommend any action with respect to the securities or other property held in the Trust's portfolio. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser. Subadviser will notify the Trust of any change in the membership of its partnership within a reasonable time after such change.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASISI);
(2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 301 S. College Street., Suite 2920, Charlotte, NC 28202-6002, Attention: John G. Norman, Executive Vice President.
6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.
7. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing ten business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.
8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.
9. This Agreement shall be governed by the laws of the State of New York.
10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
11. The Trust acknowledges receipt of Subadviser's Disclosure Statement, as required by Rule 204-3 under the Investment Advisers' Act of 1940, prior to the execution of this agreement. If provided less than 48 hours prior to the date of execution of this agreement, the Trust shall have the option to terminate this agreement without penalty in writing within five business days after that date of execution; provided, however, that any investment action taken by Subadviser with respect to the Trust's portfolio prior to the effective date of such termination shall be at the Trust's risk.

12. The Trust authorizes Subadviser to execute and deliver for the Trust's IRS Form W-9 (Request for Taxpayer Identification Number and Certification). The Trust is not now (and will promptly notify Subadviser should it become) subject to back-up withholding.

B-26




IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:

Name:
Titl
e:






AMERICAN SKANDIA INVESTMENT SERVICES, INC.

By:

Name:
Titl
e:






WEDGE Capital Management,
L.L.P.

By:
Name: Gilbert E. Galle
Title: General Partner

B-27





SCHEDULE A
AMERICAN SKANDIA TRUST

AST Mid-Cap Value Portfolio
As compensation for services provided by WEDGE Capital Management, L.L.P., Prudential Investments LLC and American Skandia Investment Services, Inc. will pay WEDGE Capital Management, L.L.P. a monthly advisory fee on the assets managed by WEDGE Capital Management, L.L.P. that is equal, on an annualized basis, to the following:

Portfolio Name
Advisory Fee
AST Mid-Cap Value Portfolio
0.40% of average daily net assets





Dated as of November 29, 2005.



B-28






EXHIBIT B
MANAGEMENT OF THE COMPANY
The Managers
Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and American Skandia Investment Services, Inc. (ASISI), One Corporate Drive, Shelton, Connecticut 06484, serve as the Trust's Managers under a management agreement (the Management Agreement) dated as of May 1, 2003, and renewed thereafter as required by the Investment Company Act. The Management Agreement was last approved by the Trustees of the Company, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on June 8, 2005. The shareholders of the Company last approved the Management Agreement on April 3, 2003.
Terms of the Management Agreement
Pursuant to the Management Agreement, PI and ASISI are subject to the supervision of the Trustees and, in conformity with the stated policies of the Company, PI and ASISI manage both the investment operations of the Company and the composition of the Company's investment portfolio, including the purchase, retention and disposition of portfolio securities. The Managers are authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Company. The Managers will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.
The Managers review the performance of all subadvisers engaged for the Company, and make recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, the Managers are obligated to keep certain books and records of the Fund. The Managers also administer the Company's business affairs and, in connection therewith, furnish the Company with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by PFPC Trust Company (PFPC), the Trust's custodian, and PFPC, Inc., the Company's transfer and dividend disbursing agent. The management services of the Managers for the Company are not exclusive under the terms of the Management Agreement, and the Managers are free to, and do, render management services to others.
The Managers have authorized any of their Trustees, officers and employees who have been elected as Trustees or officers of the Company to serve in the capacities in which they have been elected. All services furnished by the Managers under the Management Agreement may be furnished by any such Trustees, officers or employees of the Managers.
In connection with its management of the business affairs of the Company, the Managers bear the following expenses:
(a) the salaries and expenses of all of its and the Company's personnel, except the fees and expenses of Trustees who are not affiliated persons of the Managers or the Company's subadvisers;
(b) all expenses incurred by the Managers or by the Company in connection with managing the ordinary course of the Company's business, other than those assumed by the Company, as described below; and
(c) the fees payable to each subadviser pursuant to the subadvisory agreement between the Managers and each subadviser.


B-29




For its services, each Portfolio paid the following investment management fees for the year ended December 31, 2004:

Fund
Fee, as a % of average
daily net assets
Aggregate fees
AST Small-Cap Value
Portfolio
..90%
$7,517,906
AST Large-Cap Value
Portfolio
..75%
$4,457,421
AST T. Rowe Price Large
Cap Growth Portfolio
..90% of average daily net
assets to $1billion; 0.85%
of average daily net
assets over $1 billion.
$2,255,999
AST Mid-Cap Value
Portfolio
..95%
$1,774,598
Under the terms of the Management Agreement, the Company is responsible for the payment of the following expenses: (a) the fees payable to the Managers,
(b) the fees and expenses of Trustees who are not affiliated persons of the Managers or the Company's subadvisers, (c) the fees and certain expenses of the Company's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Managers in connection with its obligation of maintaining required records of the Company and of pricing Company shares,
(d) the charges and expenses of the Company's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions,
(f) all taxes and corporate fees payable by the Company to governmental agencies, (g) the fees of any trade associations of which the Company may be a member, (h) the cost of share certificates representing shares of the Company,
(i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the SEC and qualifying the Company's shares under state securities laws, including the preparation and printing of the Company's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholder and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business.
The Management Agreement provides that the Managers will not be liable for any error of judgment or for any loss suffered by the Company in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of the Fund, by vote of a majority of the Company's outstanding voting securities (as defined in the Investment Company Act) or by the Company, upon not more than 60 days' nor less than 30 days' written notice to the Company. Information About PI and ASISI
PI and ASISI are both wholly-owned subsidiaries of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential's address is 751 Broad Street, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.
PI manages or co-manages the following investment companies, in addition to the
Company:
Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential's Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Jennison

B-30



Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Strategic Partners Real Estate Fund, Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Series Fund, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

ASISI co-manages the Strategic Partners Mutual Funds, in addition to the Company.
Directors and Officers of PI and ASISI
The business and other connections of the directors and principal executive officers of PI and ASISI are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name
Position with PI and
ASISI
Principal Occupations
Deborah A.
Docs
Vice President and
Secretary

Vice President and Corporate
Counsel (since January 2001) of
Prudential; Vice President and
Assistant Secretary (since May
2003) of American Skandia
Investment Services, Inc.

Robert F.
Gunia
Executive Vice President
and Chief Administrative
Officer
President (since April 1999) of
Prudential Investment
Management Services LLC (PIMS);
Director,
Executive Vice President and Chief
Administrative
Officer (since May 2003) of
American Skandia
Investment Services, Inc, American
Skandia Advisory
Services, Inc., and American
Skandia Fund Services,
Inc.; Executive Vice President
(since March 1999) of
Prudential Mutual Fund Services
LLC; formerly Senior
Vice President (March 1987-May
1999) of Prudential
Securities Incorporated
(Prudential Securities); Vice
President and Director (since May
1989) and Treasurer
(since 1999) of the Asia Pacific
Fund, Inc.

David R.
Odenath, Jr.
Executive Vice President
President of Prudential Annuities
(since August 2002); Executive
Vice President (since May 2003) of
American Skandia Investment
Services, Inc; Chief Executive
Officer and Director (since May
2003) of American Skandia Life
Assurance Corporation, American
Skandia Information Services and
Technology Corporation and Skandia
U.S. Inc.; President, Chief
Executive Officer and Director
(since May 2003) of American
Skandia Marketing, Inc.; Formerly
President, Chief Executive
Officer, Chief Operating Officer
and Officer-In-Charge (1999-2003)
of PI; Senior Vice President
(since June 1999) of Prudential;
formerly Senior Vice President
(August 1993-May 1999) of
PaineWebber Group, Inc.



B-31





Kevin B.
Osborn
Executive Vice President
Executive Vice President, PI;
Executive Vice President and
Director of American Skandia
Investment Services, Inc. and
Executive Vice President and
Director of American Skandia
Advisory Services, Inc.

Stephen
Pelletier
Executive Vice President
Executive Vice President, PI.

Kathryn Quirk

Executive Vice President
and Chief Legal Officer
Vice President and Corporate
Counsel (since
September 2004) of Prudential;
Senior Vice President
and Assistant Secretary (since
November 2004) of
Prudential Investments LLC;
previously General
Counsel, Chief Compliance Officer,
Chief Risk Officer
and Corporate Secretary (1997-
2002) of Zurich
Scudder Investments, Inc.

Judy A. Rice
Officer-in-Charge,
President, Chief
Executive Officer and
Chief Operating Officer
Officer-in-Charge, President,
Chief Executive Officer and Chief
Operating Officer, PI; Officer-in-
Charge, Director, President, Chief
Executive Officer and Chief
Operating Officer of American
Skandia Investment Services, Inc.;
Officer-in-Charge, Director,
President and Chief Executive
Officer of American Skandia Fund
Services, Inc.; Officer-in-Charge,
Director, President, Chief
Executive Officer and Chief
Operating Officer of American
Skandia Advisory Services, Inc.
Jonathan Shain
Vice President and
Assistant Secretary
Vice President and Corporate
Counsel (since August 1998) of
Prudential; Vice President and
Assistant Secretary (since May
2003) of American Skandia
Investment Services, Inc. and
American Skandia Fund Services,
Inc.

The Administrator and Transfer Agent
The Company's administrator and transfer agent is PFPC, Inc, 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation that is an indirect wholly-owned subsidiary of PNC Financial Corp. For the year ending December 31, 2004, the Company paid PFPC, Inc. approximately $10,926,945 in fees pursuant to a Trust Accounting and Administration Agreement entered into between the Company and the PFPC, Inc. This amount does not include out-of pocket expenses for which the PFPC, Inc. was reimbursed.
Distribution
Until November 18, 2004, the Company utilized a Distribution Plan under Rule 12b-1 under the 1940 Act to permit American Skandia Marketing, Inc. (ASM), an affiliate of ASISI, to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolios. The Board of Trustees terminated the Distribution Plan effective November 18, 2004. During the year ended December 31, 2004, prior to the termination of the Distribution Plan, ASM received $3,342,553 from the Company under the Distribution Plan, all of which was used by ASM to provide compensation to broker-dealers.
The Company currently sells its shares directly to life insurance companies and their separate accounts. The Company currently has no principal underwriter.


B-32




Brokerage
As of December 31, 2004, the Funds paid commissions to affiliated broker dealers as follows:

Fund
Prudential
Securities
Inc/Wachovia
Securities LLC
American Skandia
Marketing
Other Affiliated
Brokers
AST T. Rowe Price
Large Cap Growth
Portfolio
$315 (.05% of total
commissions) (.04%
of total dollar
amount of
transactions)
n/a
Sanford C.
Bernstein & Co.:
$10,830 (1.61% of
total commissions)
(1.68% of total
dollar amount of
transactions)
AST Large-Cap Value
Portfolio
$8,829 (2.8% of
total commission)
(.48% of total
dollar amount of
transactions)
n/a
n/a
AST Small-Cap Value
Portfolio
$4,150 (.44% of
total commissions)
(.75% of total
dollar amount of
transactions)
n/a
Gabelli Securities:
$593,951 (59.72% of
total commissions)
(57.58% of total
dollar amount of
transactions)
AST Mid-Cap Value
Portfolio
$525 (.30% of total
commissions) (.29%
of total dollar
amount of
transactions)
n/a
Gabelli Securities:
135,019 (76.83% of
total commissions)
(82.15% of total
dollar amount of
transactions)

Information about the AST Large-Cap Value Portfolio's Other Subadvisers and Subadvisory Agreements

J.P. Morgan has joined Hotchkis & Wiley and J.P. Morgan as a subadviser of the AST Large-Cap Value Portfolio. The current subadvisory agreement with Hotchkis & Wiley provides that the subadviser will be compensated at a rate equal to 0.30% of average daily net allocated assets. In 2005, the Managers, which compensate the subadvisers, paid $27,245.87 to Hotchkis & Wiley pursuant to the subadvisory agreement pertaining to the AST Large-Cap Value Portfolio. The Managers made no other material payments to Hotchkis & Wiley, or any affiliate thereof, in that year. The subadvisory agreement with Hotchkis & Wiley was approved by the Board without shareholder approval pursuant to the Manager of Managers Order.

Information about the AST Small-Cap Value Portfolio's Other Subadvisers and Subadvisory Agreements

SaBAM has joined J.P. Morgan, Lee Munder and Integrity as a subadviser of the AST Small-Cap Value Portfolio. The current subadvisory agreement with J.P. Morgan provides that the subadviser will be compensated at a rate equal to 0.40% of average daily net allocated assets. In 2005, the Managers paid $2,855,058.99 to J.P. Morgan pursuant to the subadvisory agreement pertaining to the AST Small-Cap Value Portfolio. The Managers made no other material payments to J.P.Morgan, or any affiliate thereof, in that year. The subadvisory agreement with J.P. Morgan was approved by the Board without shareholder approval pursuant to the Manager of Managers Order.

The current subadvisory agreement with Lee Munder provides that the subadviser will be compensated at a rate equal to 0.40% of average daily net allocated assets. In 2005, the Managers paid $581,110.67 to Lee Munder pursuant to the subadvisory agreement pertaining to the AST Small-Cap Value Portfolio. The Managers made no other material payments to Lee Munder, or any affiliate thereof, in that year. The subadvisory agreement with Lee Munder was approved by the Board without shareholder approval pursuant to the Manager of Managers Order.


B-33




The current subadvisory agreement with Integrity provides that the subadviser will be compensated at a rate equal to 0.50% of average daily net allocated assets up to and including $150 million, plus 0.45% of average daily net allocated assets exceeding $150 million. In 2005, the Managers paid $594,385.32 to Integrity pursuant to the subadvisory agreement pertaining to the AST Small-Cap Value Portfolio. The Managers made no other material payments to Intergrity, or any affiliate thereof, in that year. The subadvisory agreement with Integrity was approved by the Board without shareholder approval pursuant to the Manager of Managers Order.


B-34




EXHIBIT C
OTHER FUNDS MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

The following table sets forth information relating to the other registered investment company portfolios for which T. Rowe Price acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of AST T. Rowe Price Large-Cap Growth Portfolio.

Fund
Annual Management Fee
(as a % of average net
assets)
Approximate Net
Assets as of 12/31/05
Prudential Series Fund/ SP
T. Rowe Price Large Cap
Growth Portfolio

0.40% on assets up to
$250 million;
0.375% on next $250
million;
0.35% on assets above
$500
million (1)

$73,803,856
T. Rowe Price Institutional
Large Cap Growth Fund
0.55%
$204,605,627
Principal Investors Fund,
Inc. Partners Large Cap
Growth Fund
0.40% on assets up to
$250 million; 0.375% on
next $250 million;
0.35% on assets above
$500 million (2)
$1,011,344,349
Principal Variable
Contracts Fund, Inc. Equity
Growth Series
..40% on assets up to
$250 million; 0.375% on
next $250 million;
0.35% on assets above
$500 million (2)
$274,128,847
(1) For purposes of calculating the fee payable to T. Rowe Price the assets of the SP T. Rowe Price Large-Cap Growth Portfolio managed by T. Rowe Price are combined with the assets of the AST T. Rowe Price Large-Cap Growth Portfolio of American Skandia Trust managed by T. Rowe Price.

(2) T. Rowe Price has voluntarily agreed to waive a portion of its sub-advisory fees for certain registered investment companies where it serves as subadviser. The fee reduction is based on the combined asset level of the subadvised portfolios, and ranges between 0 - 10% of the total subadvisory fees. MANAGEMENT OF T. ROWE PRICE ASSOCIATES, INC.
The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers and directors of T. Rowe Price.
Name and Address*
Position with
and Principal Occupation
Edward C. Bernard
Director
James A.C. Kennedy
Director
Mary J. Miller
Director
George A. Roche
Director and President
Brian C. Rogers
Director and Chief Investment Officer
David J.L. Warren
Director
Kenneth V. Moreland
Chief Financial Officer
John R. Gilner
Chief Compliance Officer

*The address of each person is 100 East Pratt Street, Baltimore, MD 21202. George Roche, Ed Bernard, Jim Kennedy, Mary Miller, Brian Rogers and David Warren make up the Executive Management
Committee. Mr. Roche serves as Chairman.

D-1




OTHER FUNDS MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT, INC.
The following table sets forth information relating to the other registered investment company portfolios for which Salomon Brothers acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of AST Small-Cap Value Portfolio.

Fund
Annual Management Fee
(as a % of average net
assets)
Approximate Net
Assets as of 12/31/05

Season Series Small Cap
Portfolio
0.50%

$42.2 million
John Hancock Special Value
Trust
0.50%
$49.7 million
John Hancock Special Value
Fund II
0.50%
$102.5 million
Smith Barney Small Cap
Value Fund
0.75%
$739.1 million

MANAGEMENT OF SALOMON BROTHERS ASSET MANAGEMENT, INC.
The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers and directors of Salomon Brothers.

Name and Address*
Position with
and Principal Occupation
Peter J. Wilby
Director
Michael F. Rosenbaum
General Counsel- Citigroup Asset Management
Evan L. Merberg
Director
Michael Even
Director
Barbara Manning
Chief Compliance Officer
Legg Mason, Inc., 100
Light Street, Baltimore,
MD 21202
Sole Member

*The address of each person, unless otherwise indicated, is 399 Park Avenue, New York, NY 10022.


D-2




OTHER FUNDS MANAGED BY EARNEST PARTNERS LLC.
There are no other registered investment company portfolios for which Salomon Brothers acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of AST Mid-Cap Value Portfolio.

MANAGEMENT OF EARNEST PARTNERS LLC.
The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers and directors of EARNEST.

Name and Address
Position with
and Principal Occupation
Paul Viera, 75
Fourtheenth Street,
Suite 2300, Atlanta, GA
30309
CEO, Partner


D-3




OTHER FUNDS MANAGED BY WEDGE CAPITAL MANAGEMENT LLP.
The following table sets forth information relating to the other registered investment company portfolios for which Salomon Brothers acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of AST Mid-Cap Value Portfolio.

Fund
Annual Management Fee
(as a % of average net
assets)
Approximate Net
Assets as of 12/31/05
Columbus Fund


0.75% on the first $10
million; 0.65% on the
next $15 million; 0.50%
above $25 million.
$5.3 million

MANAGEMENT OF WEDGE CAPITAL MANAGEMENT LLP.
The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers and directors of WEDGE.

Name and Address*
Position with
and Principal Occupation
R. Michael James**
General Partner
Gilbert E. Galle**
General Partner
Michael Gardner**
General Partner
David A. Thompson**
General Partner
Peter F. Bridge
General Partner
Martin L. Robinson
General Partner
Bradley S. Fisher
General Partner
J. Scott Jeffords
General Partner
John P. Kendall
General Partner
Gary S. Cotler
General Partner
Linda E. Matney
General Partner
Paul M. VeZolles
General Partner
Bradely W. Horstmann
General Partner

*The address of each person is 301 South College Street, # 2920, Charlotte, NC 28202.
** Indicates the five partners with the largest financial ownership of the firm.
The Management Committee is comprised of Michael James, Gilbert Galle, Michael Gardner.


D-4




OTHER FUNDS MANAGED BY J.P. MORGAN
The following table sets forth information relating to the other registered investment company portfolios for which Salomon Brothers acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of AST Large-Cap Value Portfolio.

Fund
Approximate Net
Assets as of 12/31/05
Annual Management Fee
(as a % of average net
assets)
Prudential Series Fund/SP
Large Cap Value Portfolio
$454,313,939.96
Standard: 0.45% on the
first $25 million;
0.30% on the remaining
balance (minimum
investment of $50
million)
Nonstandard: 0.30% on
the combined average
daily net assets to
$300 million: 0.25% on
combined average daily
net assets over $300
million
Target Large Cap Value
Portfolio
$184,069,064.98
0.30% on combined
average daily net
assets to $300 million;
0.25% on combined
average daily net
assets over $300
million
SP Large Cap Value
Portfolio
$39,359,199.25
0.30% on combined
average daily net
assets to $300 million;
0.25% on combined
average daily net
assets over $300
million
SP Asset Allocation Funds/
Conservative Allocation
Funds (large cap value
sleeves)
$19,245,389.86
0.30% on combined
average daily net
assets to $300 million
SP Asset Allocation Funds/
Moderate Allocation Funds
(large cap value sleeves)
$47,572,928.43
0.25% on combined
average daily net
assets over $300
million
SP Asset Allocation Funds/
Growth Allocation Funds
(large cap value sleeves)
$39,272,688.04
0.25% on combined
average daily net
assets over $300
million
MANAGEMENT OF J.P. MORGAN
The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers and directors of J.P. Morgan.

Name and Address*
Position with
and Principal Occupation
Evelyn V. Guernsey
Managing Director
George C.W. Gatch
Managing Director
Seth B. Bernstein
Managing Director
Clive Brown
Managing Director
Lawrence M. Unrein
Managing Director
Martin R. Porter, 20
Finsbury Street, London
EC2Y 9AQ
Managing Director
Andrew Spencer
Managing Director
Anthony M. Roberts
Managing Director
Thomas J. Smith
Managing Director

*The address of each person, unless otherwise indicated, is 522 Fifth Avenue, New York, NY 10036

D-5




EXHIBIT D
SHAREHOLDER INFORMATION

As of February 17, 2006 the Trustees and officers of each Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

As of February 17, 2006, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Fund were as follows:

AST Small-Cap Value Portfolio
Title of Class
Name and
Address of
Beneficial
Owner
Total Amount
of Shares
Amount and
Nature of
Beneficial
Ownership
Percent of
Class

Prudential
Financial
Attn Valerie
Simpson
Vice President
Separate
Account B
213 Washington
Street
7 th Floor
Newark NJ 07102
68,652,359.719
64,675,694.843
94.21%

AST Large-Cap Value Portfolio
Title of Class
Name and
Address of
Beneficial
Owner
Total Amount
of Shares
Amount and
Nature of
Beneficial
Ownership
Percent of
Class

Prudential
Financial
Attn Valerie
Simpson
Vice President
Separate
Account B
213 Washington
Street
7 th Floor
Newark NJ 07102
56,711,827.592
36,534,552.680
64.42%

American
Skandia Trust
AST Capital
Growth Asset
Allocation
Portfolio
Gateway Center
Three
100 Mulberry
Street
Newark NJ 07102
56,711,827.592
8,721,350.017
15.38%

American
Skandia Trust
AST Balanced
Asset
Allocation
Portfolio
Gateway Center
Three
100 Mulberry
Street
Newark NJ 07102
56,711,827.592
6,066,208.14
10.70%





D-6




AST T. Rowe Price Large-Cap Growth Portfolio
Title of Class
Name and
Address of
Beneficial
Owner
Total Amount
of Shares
Amount and
Nature of
Beneficial
Ownership
Percent of
Class

Prudential
Financial
Attn Valerie
Simpson
Vice President
Separate
Account B
213 Washington
Street
7 th Floor
Newark NJ 07102
51,436,975.14
24,357,467.92
47.35

American
Skandia Trust
AST Capital
Growth Asset
Allocation
Portfolio
Gateway Center
Three
100 Mulberry
Street
Newark NJ 07102
51,436,975.14
12,206,781.95
23.73%

American
Skandia Trust
AST Balanced
Asset
Allocation
Portfolio
Gateway Center
Three
100 Mulberry
Street
Newark NJ 07102
51,436,975.14
8,855,674.146
17.22%

AST Mid-Cap Value Portfolio
Title of Class
Name and
Address of
Beneficial
Owner
Total Amount
of Shares
Amount and
Nature of
Beneficial
Ownership
Percent of
Class

Prudential
Financial
Attn Valerie
Simpson
Vice President
Separate
Account B
213 Washington
Street
7 th Floor
Newark NJ 07102
11,969,746.84
11,596,796.92
96.88%